--------------------------------------------------------------------------------
CLOSED END
--------------------------------------------------------------------------------

Alliance World
Dollar Government
Fund II

Semi-Annual Report
September 30, 2002

                               [GRAPHIC OMITTED]

                                 Alliance Capital [LOGO](R)
                                 The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                           o Are Not FDIC Insured
                           o May Lose Value
                           o Are Not Bank Guaranteed
                           ---------------------------

Alliance Fund Distributors, Inc., the principal underwriter of the Alliance mutual funds and an affiliate of Alliance Capital Management L.P., the manager of the funds, is a member of the NASD.

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
November 18, 2002

Dear Shareholder:

This report provides the performance and market activity for Alliance World Dollar Government Fund II (the "Fund") for the semi-annual reporting period ended September 30, 2002.

Investment Objective and Policies

This closed-end fund is designed for investors who seek high current income and, secondarily, capital appreciation. To achieve this objective, it invests primarily in high yielding, high risk sovereign debt and U.S. corporate fixed-income obligations that we expect to benefit from improving economic and credit fundamentals.

Investment Results

The following table shows the Fund's performance over the six- and 12-month periods ended September 30, 2002. For comparison, we have included the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which is a standard measure of the performance of a basket of unmanaged emerging market debt securities.

INVESTMENT RESULTS*
Periods Ended September 30, 2002

                                                    --------------------------
                                                          Total Returns
                                                    --------------------------
                                                     6 Months        12 Months
------------------------------------------------------------------------------
Alliance World Dollar Government Fund II (NAV)        -7.98%           8.46%
------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index Plus          -6.42%          -1.14%
------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value (NAV) of the Fund as of September 30, 2002. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period. Past performance is no guarantee of future results.

      The J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. The index is unmanaged and reflects no fees or expenses. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

      Additional investment results appear on pages 5-7.

Over the six-month period ended September 30, 2002, the Fund underperformed its benchmark, the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+). The primary detractors from performance were the Fund's security selection in Mexico, and overweight position in Ecuador. Over the 12-month period, the Fund solidly outperformed its benchmark.

During the period under review, there was a wide divergence in returns between non-Latin and Latin American countries. Falling bond prices in Brazil and Ecuador had a negative influence on the market, driving the price of other Latin American sovereign bonds down. Mexico managed to perform better than most Latin American countries, returning 4.59% over the period.

--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

Mexico's close relationship with the U.S. had both positive and negative effects on Mexican bond prices. Although imports to the U.S. helped support bond prices by providing some economic stability, the high volatility in the U.S. corporate bond market had a negative influence on Mexican bond prices.

In Ecuador, bond prices declined significantly as prospects for a deal with the International Monetary Fund (IMF) were delayed, resulting in a -28.06% return for the period. Our modest overweight position, therefore, detracted from the Fund's performance. We expect that progress on an IMF package will continue to be delayed until the upcoming elections take place. Given this uncertainty, we have begun to reduce the Fund's allocation to Ecuador.

One additional detractor from performance was the Fund's underweight position in Venezuela as robust oil prices boosted Venezuelan bonds up 9.55% for the period.

Brazil was the worst performing emerging market country during the period, returning -36.30% as bonds declined due to political uncertainty. Concerns that an electoral victory for the left in the October elections would lead to a sharp move towards populist policies, away from the fiscal discipline necessary to successfully manage the country's debt burden, plagued the markets. Although we believed these fears to be exaggerated, our underweight exposure relative to the JPM EMBI+ contributed positively to performance.

The Fund's overweight position in Russia helped performance over the six-month period as strong economic growth aided by oil exports continued to support Russian bond prices. Combined with overall security selection, our Russian position has been the primary source of the Fund's outperformance over the past 12 months.

Market Overview

The global economic recovery stalled since the last reporting period, led by a loss of economic momentum in the United States. Corporate governance scandals and the possibility of military action against Iraq encouraged more conservative behavior by businesses and investors. Global yields fell as markets and central banks responded to the prospect of weaker growth. As a result, central bank tightening, which had been under way in several countries, came to a halt.

Although U.S. economic growth surpassed expectations for the first quarter of 2002 (+5.0%), continuing weakness in the labor market, anemic business spending and a sharp decline in equity valuations dampened prospects for a stronger economic recovery. Second quarter growth subsequently slowed to a 1.3% annualized pace. The housing market was particularly strong as individual investors shifted assets away from the volatile equity markets.

Emerging market debt, as measured by the JPM EMBI+, returned -6.42% for the six-month period, with non-Latin countries returning 6.45% and Latin countries returning -14.57%. As noted


--------------------------------------------------------------------------------
2 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

in the performance review section, Latin American markets were affected by contagion from Brazil and Ecuador, the two worst performers over the six-month period despite a substantial rebound during the month of August. A clearer election outlook and large IMF package sent Brazilian bond prices soaring in August, while Ecuador was aided by improved prospects for its own IMF deal. The only non-Latin countries with negative performance for the six-month period were Nigeria (-13.67%), Turkey (-6.42%) and Morocco (-2.72%). Statements by Nigerian government officials indicating that Nigeria might be having difficulty making external debt payments caused Nigerian bond prices to tumble. Returns declined in Turkey as a political crisis threatened the stability of the governing coalition. Russia (+8.77%) and Ukraine (+7.89%) were two of the top performers during the period, with returns supported by strong economic growth.

Investment Strategy

We significantly increased the Fund's Mexican holdings during the period, making it our second largest emerging market position. As U.S. economic growth picks up, we expect growth in Mexico to follow.

We modestly increased the Fund's overweight position in Russia during the period as strong oil prices, increasing domestic consumption and relative political calm improved Russia's outlook. We also added positions in Bulgaria, Uruguay and South Africa.

The Fund's position in Brazil was reduced in the spring, but we have begun to rebuild the position. While political transition creates uncertainty, we do not expect the newly elected president to change macroeconomic policies.

Outlook

Concerns about global economic growth are on the rise. Economic data indicates the U.S. economy is in a recovery stage, albeit an uneven and narrow one. Fiscal and monetary stimulus is working its way through the economy, most visibly in strong demand for autos and housing. However, risk aversion--brought on by financial-market losses and the threat of war with Iraq--has kept employment growth and long-term capital spending projects on hold. Eurozone data continue to show slower-than-expected growth and higher-than-desired inflation.

We expect the risk aversion to begin to unwind in the first half of 2003 when further progress is made in the U.S. economic and profit recovery, and when uncertainty about war in Iraq has likely lifted, even if U.S. forces continue to be engaged there. This would set the stage for improved stock and corporate bond market performance, higher Treasury yields and the broadening of economic recovery.

We expect to see higher interest rates worldwide over the next six months, however the timing of a change in the direction of rates is unclear. Over the near-term, emerging markets are likely to experience continued volatility, given

--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

global political tensions. Obviously, much of the Middle East and Turkey would be negatively impacted by action against Iraq, but oil-exporting countries would also benefit.

Events in Brazil, especially the direction of policy initiatives set forth by newly elected President Luiz da Silva, will have a significant influence on market sentiment in coming months, not only for Brazil, but for most of Latin America. We currently believe that President da Silva will pursue more centrist policies rather than the socialist policies that investors have feared. We are encouraged with the prospects that President da Silva will appoint an economic team that will control spending and avoid a debt default.

We believe economic growth will begin to accelerate in Mexico, and more importantly to the market, a more reasonably priced peso will help oil revenues, further improving its fiscal situation. Proposed reforms that would end the state electricity monopoly are also viewed as a positive sign.

Thank you for your continued interest and investment in Alliance World Dollar Government Fund II. We look forward to reporting to you on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman


/s/ Paul J. DeNoon

Paul J. DeNoon
Vice President


[PHOTO]  John D. Carifa

[PHOTO]  Paul J. DeNoon

Paul J. DeNoon, Portfolio Manager, has over 18 years of investment experience.


--------------------------------------------------------------------------------
4 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
GROWTH OF A $10,000 INVESTMENT
7/31/93* - 9/30/02

Alliance World Dollar Government Fund II (NAV):           $23,011
J.P. Morgan Emerging Markets Bond Index Plus:             $23,288

[THE FOLLOWING TABLE WAS DEPICTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

                          Alliance World Dollar         J.P. Morgan Emerging
                         Government Fund II (NAV)      Markets Bond Index Plus
-------------------------------------------------------------------------------
     7/31/93*                    $10,000                      $10,000
     9/30/93                     $10,516                      $10,334
     9/30/94                     $10,396                      $10,447
     9/30/95                     $10,701                      $10,991
     9/30/96                     $14,679                      $15,586
     9/30/97                     $19,437                      $19,674
     9/30/98                     $11,873                      $14,699
     9/30/99                     $15,170                      $18,080
     9/30/00                     $20,781                      $23,147
     9/30/01                     $21,218                      $23,557
     9/30/02                     $23,011                      $23,288


This chart illustrates the total value of an assumed $10,000 investment in Alliance World Dollar Government Fund II at net asset value (NAV) (from 7/31/93* to 9/30/02) as compared to the performance of an appropriate index. The index is from inception of the J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+), which was 12/31/93. For the period 7/31/93 through 9/30/93, the J.P. Morgan Emerging Markets Bond Index was used, all other periods use the JPM EMBI+ benchmark. The chart assumes the reinvestment of dividends and capital gains. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The JPM EMBI+ is composed of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance World Dollar Government Fund II.

*     Closest month-end after Fund's inception date of 7/28/93.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE WORLD DOLLAR GOVERNMENT FUND II (NAV)
HISTORY OF RETURNS
YEARLY PERIODS ENDED 9/30

                              [BAR CHART OMITTED]

                Alliance World Dollar Government Fund II (NAV)--
                           Yearly Periods Ended 9/30
--------------------------------------------------------------------------------
                            Alliance World Dollar         J.P. Morgan Emerging
                           Government Fund II (NAV)      Markets Bond Index Plus
--------------------------------------------------------------------------------
      9/30/93*                       5.16%                        3.34%
      9/30/94                       -1.06%                        1.09%
      9/30/95                        2.90%                        5.21%
      9/30/96                       37.17%                       41.81%
      9/30/97                       32.41%                       26.23%
      9/30/98                      -38.92%                      -25.29%
      9/30/99                       27.90%                       23.00%
      9/30/00                       36.99%                       28.03%
      9/30/01                        1.06%                        1.77%
      9/30/02                        8.46%                       -1.14%

Past performance is no guarantee of future results. The Fund's investment results represent total returns and are based on the net asset value (NAV). All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during each period.

The unmanaged J.P. Morgan Emerging Markets Bond Index Plus (JPM EMBI+) is comprised of dollar-denominated restructured sovereign bonds; a large percentage of the index is made up of Brady bonds. When comparing Alliance World Dollar Government Fund II to the index shown above, you should note that no charges or expenses are reflected in the performance of the index. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including Alliance World Dollar Government Fund II.

* The Fund's return for the period ended 9/30/93 is from the Fund's inception date of 7/28/93 through 9/30/93. For the period 7/31/93 through 9/30/93, the J.P. Morgan Emerging Markets Bond Index was used. All other periods use the JPM EMBI+ benchmark.

--------------------------------------------------------------------------------
6 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
September 30, 2002 (unaudited)

INCEPTION DATE                          PORTFOLIO STATISTICS

7/28/93                                 Net Assets ($mil): $717.9

SECURITY TYPE BREAKDOWN

78.4% Sovereign
13.9% Corporate                          [PIE CHART OMITTED]
 2.9% Brady Bonds

 4.8% Short-Term

COUNTRY BREAKDOWN

25.6% Russia
21.0% Mexico
11.5% Brazil
 4.2% Panama
 3.8% Venezuela
 3.6% Colombia
 3.3% Philippines
 2.8% South Korea                        [PIE CHART OMITTED]
 2.2% Trinidad & Tobago
 2.0% Malaysia
 2.0% Bulgaria
 1.9% Turkey
 1.7% Ecuador
 1.7% Ukraine
 1.2% Luxembourg

 4.8% Short-Term
 6.7% Other

All data as of September 30, 2002. The Fund's security type and country breakdowns are expressed as a percentage of total investments and may vary over time. "Other" represents less than 1% weightings in the following countries:
Belize, Dominican Republic, El Salvador, Jamaica, the Netherlands, Nigeria, Peru, Qatar, South Africa, Tunisia and Uruguay.


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 7

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

PORTFOLIO OF INVESTMENTS
September 30, 2002 (unaudited)

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
SOVEREIGN DEBT OBLIGATIONS-94.5%

Sovereign Debt Securities-91.1%
Belize-0.6%
Government of Belize
   9.50%, 8/15/12 ......................               $  4,500    $  4,455,000
                                                                   ------------

Brazil-10.4%
Federal Republic of Brazil
   8.875%, 4/15/24 .....................                  4,550       1,747,200
   11.00%, 1/11/12 .....................                 12,900       5,566,350
   11.00%, 8/17/40 .....................                 76,260      33,096,840
   11.50%, 3/12/08 .....................                  3,400       1,700,000
   12.00%, 4/15/10 .....................                 30,700      14,812,750
   12.75%, 1/15/20 .....................                  9,750       4,411,875
   14.50%, 10/15/09 ....................                 24,225      13,263,188
                                                                   ------------
                                                                     74,598,203
                                                                   ------------
Bulgaria-1.2%
Republic of Bulgaria
   8.25%, 1/15/15(a)(b) ................                  8,725       8,921,313
                                                                   ------------

Colombia-4.2%
Republic of Colombia
   10.00%, 1/23/12(a) ..................                 10,350       8,331,750
   10.50%, 7/09/10 .....................                  1,000         822,500
   11.75%, 2/25/20 .....................                 25,310      20,690,925
                                                                   ------------
                                                                     29,845,175
                                                                   ------------

Dominican Republic-0.8%
Dominican Republic
   9.50%, 9/27/06(b) ...................                  5,325       5,668,462
                                                                   ------------

Ecuador-2.0%
Republic of Ecuador
   6.00%, 8/15/30(b)(c) ................                 33,400      12,241,100
   12.00%, 11/15/12(b) .................                  3,900       2,106,000
                                                                   ------------
                                                                     14,347,100
                                                                   ------------

El Salvador-0.5%
Republic of El Salvador
   8.50%, 7/25/11(b) ...................                  3,700       3,979,350
                                                                   ------------

Jamaica-0.5%
Government of Jamaica
   11.625%, 1/15/22 ....................                  3,200       3,560,000
                                                                   ------------


--------------------------------------------------------------------------------
8 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Mexico-20.0%
United Mexican States
   7.50%, 1/14/12 ......................               $  1,200    $  1,215,000
   11.375%, 9/15/16(a) .................                103,335     127,360,388
   Series XW
   10.375%, 2/17/09 ....................                 13,225      15,341,000
                                                                   ------------
                                                                    143,916,388
                                                                   ------------

Panama-4.5%
Republic of Panama
   9.375%, 7/23/12 .....................                  3,400       3,298,000
   9.375%, 4/01/29 .....................                 10,000      10,300,000
   9.625%, 2/08/11 .....................                 14,600      14,527,000
   10.75%, 5/15/20 .....................                  3,800       3,838,000
                                                                   ------------
                                                                     31,963,000
                                                                   ------------

Philippines-2.8%
Republic of the Philippines
   9.875%, 1/15/19(a) ..................                 10,650      10,559,475
   10.625%, 3/16/25(a) .................                  8,925       9,273,075
                                                                   ------------
                                                                     19,832,550
                                                                   ------------

Qatar-1.1%
State of Qatar
   9.75%, 6/15/30(b) ...................                  6,190       7,660,125
                                                                   ------------

Russia-29.2%
Russian Federation
   5.00%, 3/31/30(a)(b)(c) .............                252,600     178,398,749
Russian Ministry of Finance
   3.00%, 5/14/06(a)(b) ................                    300         246,000
   Series V
   3.00%, 5/14/08 ......................                  7,087       4,934,678
   Series VI
   3.00%, 5/14/06(a) ...................                 31,460      25,797,200
                                                                   ------------
                                                                    209,376,627
                                                                   ------------

South Africa-0.7%
Republic of South Africa
   7.375%, 4/25/12 .....................                  4,500       4,702,500
                                                                   ------------

Trinidad & Tobago-2.6%
Republic of Trinidad & Tobago
   9.75%, 7/01/20(b) ...................                 15,694      18,651,534
                                                                   ------------

Tunisie-0.6%
Banque Cent De Tunisie
   7.375%, 4/25/12 .....................                  4,500       4,488,750
                                                                   ------------


--------------------------------------------------------------------------------
                                    ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 9

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Turkey-2.2%
Republic of Turkey
   11.75%, 6/15/10 .....................               $ 14,850    $ 13,365,000
   12.375%, 6/15/09 ....................                  2,525       2,367,187
                                                                   ------------
                                                                     15,732,187
                                                                   ------------
Ukraine-1.9%
Government of Ukraine
   11.00%, 3/15/07(b) ..................                 13,440      14,024,640
                                                                   ------------

Uruguay-1.0%
Republic of Uruguay
   7.625%, 1/20/12(a) ..................                  7,150       3,003,000
   7.875%, 7/15/27 .....................                  2,700       1,066,500
   8.75%, 6/22/10 ......................                  7,200       3,240,000
                                                                   ------------
                                                                      7,309,500
                                                                   ------------

Venezuela-4.3%
Republic of Venezuela
   9.25%, 9/15/27 ......................                 47,000      31,208,000
                                                                   ------------

Total Sovereign Debt Securities
   (cost $604,077,574) .................                            654,240,404
                                                                   ------------

Collateralized Brady Bonds-1.8%(d)
Brazil-0.0%
Republic of Brazil
   Series Z-L
   6.00%, 4/15/24 ......................                    180         102,600
                                                                   ------------

Bulgaria-1.0%
Republic of Bulgaria Discount Bonds FRN
   Series A
   2.688%, 7/28/24 .....................                  8,050       7,245,000
                                                                   ------------

Nigeria-0.8%
Central Bank of Nigeria
   Series WW
   6.25%, 11/15/20(e) ..................                  9,500       5,557,500
                                                                   ------------

Venezuela-0.0%
Republic of Venezuela Discount Bonds FRN
   Series W-B
   2.938%, 3/31/20 .....................                    216         155,520
                                                                   ------------

Total Collateralized Brady Bonds
   (cost $13,674,879) ..................                             13,060,620
                                                                   ------------


-------------------------------------------------------------------------------
10 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Non-Collateralized Brady Bonds-1.6%
Brazil-0.8%
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14 ......................               $  1,946    $    951,023
   DCB FRN
   Series L
   3.125%, 4/15/12 .....................                 11,650       4,587,770
                                                                   ------------
                                                                      5,538,793
                                                                   ------------

Panama-0.5%
Republic of Panama IRB VRN
   5.00%, 7/17/14 ......................                  4,000       3,240,000
                                                                   ------------

Peru-0.3%
Republic of Peru FLIRB
   4.00%, 3/07/17(b)(c) ................                  4,100       2,511,250
                                                                   ------------

Total Non-Collateralized Brady Bonds
   (cost $15,794,041) ..................                             11,290,043
                                                                   ------------

Total Sovereign Debt Obligations
   (cost $633,546,494) .................                            678,591,067
                                                                   ------------

CORPORATE DEBT OBLIGATIONS-15.5%
Banco Nac Desenv Bondes
   6.50%, 6/15/06(b) ...................                  8,175       4,811,250
Corp. Durango SA de C.V.
   13.75%, 7/15/09(b) ..................                  4,200       3,286,500
GH Water Supply Holding Ltd.
   7.00%, 6/22/08(b) ...................                     61          57,221
Hanvit Bank, SA
   11.75%, 3/01/10(b) ..................                  3,000       3,513,750
   12.75%, 3/01/10(b) ..................                 16,270      19,381,638
Hurricane Hydrocarbons
   12.00%, 8/04/06 .....................                  1,000       1,000,500
Innova S De. R.L., SA
   12.875%, 4/01/07 ....................                 13,875      10,135,688
Mexico City Toluca Toll Road
   11.00%, 5/19/04(b) ..................                  9,031       8,128,346
Mobile Telesystems Finance
   10.95%, 12/21/04 ....................                  9,500       9,713,750
Monterrey Power SA De C.V.
   9.625%, 11/15/09(b) .................                  3,609       3,861,927
Netia Holdings B.V.
   Series B
   11.25%, 11/01/07(f) .................                  4,000         700,000
   13.125%, 6/15/09(f) .................                  5,555         972,125
PCCW-HKTC Capital Ltd.
   7.75%, 11/15/11(b) ..................                  2,500       2,676,700


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                                 Contracts(g),
                                                     Shares or
                                                     Principal
                                                        Amount
                                                         (000)     U.S. $ Value
-------------------------------------------------------------------------------
Pemex Project Funding Master Trust
   8.00%, 11/15/11(b) ..................               $  4,800    $  4,830,000
Petrobras International Finance
   9.125%, 2/01/07(b) ..................                  5,775       4,692,187
   9.875%, 5/09/08 .....................                  4,550       3,560,375
Petroliam Nasional Berhad
   7.625%, 10/15/26(b) .................                  3,800       4,009,000
Petronas Capital, Ltd.
   7.875%, 5/22/22(b) ..................                 11,400      12,521,851
Philippine Long Distance Telephone
   11.375%, 5/15/12 ....................                  7,795       7,495,945
Siberian Oil Co.
   11.50%, 2/13/07 .....................                  3,075       3,179,550
Unibanco (Cayman)
   9.375%, 4/30/12(b)(c) ...............                  3,475       2,189,250
                                                                   ------------

Total Corporate Debt Obligations
   (cost $118,779,765) .................                            110,717,553
                                                                   ------------
CALL OPTIONS PURCHASED-0.0%
Brazil-0.0%
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14
   expiring October '02 @ $58.50(h) ....                 36,327         145,306
   expiring November '02 @ $ 54.125(h) .                  4,033         133,085
                                                                   ------------

Total Call Options Purchased
   (cost $1,414,505) ...................                                278,391
                                                                   ------------
WARRANTS-0.0%(h)
Republic of Venezuela
   warrants, expiring 4/15/20
   (cost $0) ...........................                 25,000              -0-
                                                                   ------------

SHORT-TERM INVESTMENTS-5.5%
Time Deposits-5.5%
Bank of New York
   1.50%, 10/01/02 .....................               $  4,500       4,500,000
Deutsche Bank
   1.82%, 10/01/02 .....................                 35,000      35,000,000
                                                                   ------------

Total Short-Term Investments
   (cost $39,500,000) ..................                             39,500,000
                                                                   ------------
Total Investments-115.5%
   (cost $793,240,764) .................                            829,087,011
                                                                   ------------


-------------------------------------------------------------------------------
12 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                                   Contracts(g)    U.S. $ Value
-------------------------------------------------------------------------------
CALL OPTION WRITTEN-0.0%
Brazil-0.0 %
Federal Republic of Brazil
   C-Bonds
   8.00%, 4/15/14
   expiring October '02 @ $54.125(h)
   (premiums received $137,118) ........               4,033      $     (64,526)
                                                                  -------------

Total Investments, Net of Outstanding
   Call Option Written-115.5%
   (cost $793,103,646) .................                            829,022,485
Other assets less liabilities-(15.5%)                              (111,074,085)
                                                                  -------------

Net Assets-100% ......................                            $ 717,948,400
                                                                  =============

(a) Positions with an aggregate market value of $133,512,730 have been segregated to collateralize reverse repurchase agreements.

(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At September 30, 2002, these securities amounted to $328,368,143 or 45.7% of net assets.

(c) Coupon increases periodically based upon a predetermined schedule. Stated interest rate in effect at September 30, 2002.

(d) Sovereign debt obligations issued as part of a debt restructuring that are collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations which have the same maturity as the Brady Bond.

(e) Security trades with oil warrants expiring November 15, 2020. As of September 30, 2002, the Fund holds 43,000 oil warrants.

(f)   Security is in default and is non-income producing.

(g)   One contract relates to 1,000 shares unless otherwise indicated.

(h)   Non-income producing.

      Glossary of Terms:
      DCB   - Debt Conversion Bonds
      FLIRB - Front Loaded Interest Reduction Bond
      FRN   - Floating Rate Note
      IRB   - Interest Reduction Bonds
      VRN   - Variable Rate Note

      See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 13

---------------------------------
STATEMENT OF ASSETS & LIABILITIES
---------------------------------

STATEMENT OF ASSETS & LIABILITIES
September 30, 2002 (unaudited)

Assets
Investments in securities, at value
   (cost $793,240,764) ..................................       $   829,087,011
Receivable for investment securities sold ...............            46,281,762
Interest receivable .....................................            21,232,159
Due from broker .........................................             7,134,111
                                                                ---------------
Total assets ............................................           903,735,043
                                                                ---------------
Liabilities
Due to custodian ........................................               681,001
Reverse repurchase agreements ...........................           134,917,112
Outstanding call options written, at value
   (premiums received $137,118) .........................                64,526
Payable for investment securities purchased .............            48,783,798
Advisory fee payable ....................................               528,291
Unrealized depreciation on credit default swap contract .               381,600
Administrative fee payable ..............................               277,252
Accrued expenses ........................................               153,063
                                                                ---------------
Total liabilities .......................................           185,786,643
                                                                ---------------
Net Assets ..............................................       $   717,948,400
                                                                ===============

Composition of Net Assets
Capital stock, at par ...................................       $       778,503
Additional paid-in capital ..............................         1,048,473,894
Undistributed net investment income .....................               636,120
Accumulated net realized loss on investments,
   written options, swap contract and foreign
   currency transactions ................................          (367,477,326)
Net unrealized appreciation of investments, and foreign
   currency denominated assets and liabilities ..........            35,537,209
                                                                ---------------
                                                                $   717,948,400
                                                                ===============

Net Asset Value Per Share
   (based on 77,850,368 shares outstanding) .............                 $9.22
                                                                          =====

See notes to financial statements.


-------------------------------------------------------------------------------
14 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         -----------------------
                                                         STATEMENT OF OPERATIONS
                                                         -----------------------

STATEMENT OF OPERATIONS
Six Months Ended September 30, 2002 (unaudited)

Investment Income
Interest ....................................                   $    44,866,034
Expenses
Advisory fee ................................  $     3,881,354
Administrative fee ..........................          582,203
Custodian ...................................          207,724
Printing ....................................           92,614
Transfer agency .............................           72,537
Registration ................................           59,502
Audit and legal .............................           36,601
Directors' fees .............................           12,800
Miscellaneous ...............................            9,965
                                               ---------------
Total expenses before interest ..............        4,955,300
Interest expense ............................          432,140
                                               ---------------
Total expenses ..............................                         5,387,440
                                                                ---------------
Net investment income .......................                        39,478,594
                                                                ---------------
Realized and Unrealized Gain (Loss) on
Investment and Foreign Currency
Transactions:
Net realized loss from:
   Investments ..............................                       (32,297,246)
   Written options ..........................                           (47,760)
Net change in unrealized
   appreciation/depreciation of:
   Written options ..........................                            72,592
   Investments ..............................                       (71,939,140)
   Swap .....................................                          (201,600)
   Foreign currency denominated assets
     and liabilities ........................                                 6
                                                                ---------------
Net loss on investment and foreign currency
   transactions .............................                      (104,413,148)
                                                                ---------------
Net Decrease in Net Assets
   from Operations ..........................                   $   (64,934,554)
                                                                ===============

See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 15

----------------------------------
STATEMENT OF CHANGES IN NET ASSETS
----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                                  Six Months
                                                    Ended
                                                 September 30,     Year Ended
                                                     2002           March 31,
                                                  (unaudited)         2002
                                                 =============    =============
Increase (Decrease) in Net Assets
from Operations
Net investment income ....................       $  39,478,594    $  99,438,300
Net realized loss on investment
  transactions ...........................         (32,345,006)    (108,411,310)
Net change in unrealized
  appreciation/depreciation
  of investments and foreign currency
  denominated assets and liabilities .....         (72,068,142)     126,469,696
                                                 -------------    -------------
Net increase (decrease) in net assets
  from operations ........................         (64,934,554)     117,496,686
Dividends to Shareholders from
Net investment income ....................         (40,869,888)    (101,219,354)
                                                 -------------    -------------
Total increase (decrease) ................        (105,804,442)      16,277,332
Net Assets
Beginning of period ......................         823,752,842      807,475,510
                                                 -------------    -------------
End of period (includes undistributed net
  investment income of $2,027,414 for
  March 31, 2002) ........................       $ 717,948,400    $ 823,752,842
                                                 =============    =============

See notes to financial statements.


-------------------------------------------------------------------------------
16 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                         -----------------------
                                                         STATEMENT OF CASH FLOWS
                                                         -----------------------

STATEMENT OF CASH FLOWS
Six Months Ended September 30, 2002 (unaudited)


Increase (Decrease) in Cash From:
Operating Activities:
Interest received ........................       $  37,431,327
Interest expense paid ....................            (128,716)
Operating expenses paid ..................          (5,492,164)
                                                 -------------

Net increase in cash from operating
   activities ............................                        $  31,810,447
Investing Activities:
Proceeds from disposition of long-term
   portfolio investments .................         576,137,114
Purchase of long-term portfolio
   investments ...........................        (609,891,206)
Proceeds from disposition of short-term
   portfolio investments, net ............          13,837,200
                                                 -------------
Net decrease in cash from investing
   activities ............................                          (19,916,892)

Financing Activities:
Increase in reverse repurchase
   agreements ............................          16,370,988
Due to custodian .........................             681,001
Cash dividends paid ......................         (40,869,888)
                                                 -------------

Net decrease in cash from financing
   activities ............................                          (23,817,899)
                                                                  -------------
Net decrease in cash .....................                             (383,972)
Cash at beginning of period ..............                              383,972
                                                                  -------------
Cash at end of period ....................                        $          -0-
                                                                  =============
===============================================================================

Reconciliation of Net Decrease in
Net Assets from Operations to
Net Increase in Cash from Operating
Activities:
Net decrease in net assets resulting from
   operations ............................                        $ (64,934,554)
Adjustments:
Increase in interest receivable ..........       $  (2,186,488)
Net realized loss on investment
   transactions ..........................          32,345,006
Net change in unrealized appreciation/
   depreciation of investments and foreign
   currency denominated assets and
   liabilities ...........................          72,068,142
Accretion of bond discount and
   amortization of bond premium ..........          (5,248,219)
Increase in interest payable .............             303,424
Decrease in accrued expenses .............            (536,864)
                                                 -------------
Total adjustments ........................                           96,745,001
                                                                  -------------
Net increase in cash from operating
   activities ............................                        $  31,810,447
                                                                  =============
See notes to financial statements.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 17

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
September 30, 2002 (unaudited)

NOTE A

Significant Accounting Policies

Alliance World Dollar Government Fund II (the "Fund") was incorporated under the laws of the State of Maryland on May 20, 1993 and is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The financial statements have been prepared in conformity with accounting principles generally accepted in the United States, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provision for federal income or excise taxes is required.

3. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discount as an adjustment to interest income. Additionally, the Fund amortizes premium on debt securities for financial statement reporting purposes only.


-------------------------------------------------------------------------------
18 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

4. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with accounting principles generally accepted in the United States. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory, Administrative Fees and Other Affiliated Transactions

Under the terms of the Investment Advisory Agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") a monthly fee equal to the annualized rate of 1% of the Fund's average weekly net assets.

Under the terms of the Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") a monthly fee equal to the annualized rate of .15 of 1% of the Fund's average weekly net assets. The Administrator provides administrative functions as well as other clerical services to the Fund and prepares financial and regulatory reports.

The Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Global Investor Services, Inc. (AGIS), an affiliate of the Adviser, whereby the Fund reimburses AGIS for costs relating to servicing phone inquiries for the Fund. During the six months ended September 30, 2002, there was no reimbursement paid to AGIS.

NOTE C

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments, U.S. government securities and U.S. government agencies) aggregated $610,705,361 and $482,754,014, respectively, for the six months ended September 30, 2002. There were no purchases or sales of U.S. government and government agency obligations for the six months ended September 30, 2002.

At September 30, 2002, the cost of investments for federal income tax purposes was $794,346,856. Accordingly, gross unrealized appreciation of investments was $91,326,710 and gross unrealized depreciation of investments was $56,586,555, resulting in net unrealized appreciation of $34,740,155, excluding the written option, swap contract and foreign currency denominated assets and liabilities.

1. Option Transactions

For hedging purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by the premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gain from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the option written. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

For the six months ended September 30, 2002, the Fund had the following written option transactions:

                                                      Number of       Premiums
                                                      Contracts       Received
                                                     ===========     ==========
Options outstanding at March 31, 2002                         -0-            -0-
Options written ......................                39,632,868      1,183,568
Options terminated in closing purchase
  transactions .......................                        -0-            -0-
Options expired ......................               (35,600,000)    (1,046,450)
                                                     -----------    -----------
Options outstanding at
  September 30, 2002 .................                 4,032,868    $   137,118
                                                     ===========    ===========
2. Swap Agreements

The Fund enters into swaps to hedge its exposure to interest rates and credit risk or for investment purposes. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the con-


-------------------------------------------------------------------------------
20 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

tract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the underlying value of the securities.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period.

Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of swap contracts are recorded for financial statement purposes as a component of net change in unrealized appreciation of investments and swap contracts.

At September 30, 2002, the Fund had one credit default swap outstanding with Merrill Lynch (the "Counter party") which provides, upon the occurrence of a credit event as defined in the swap agreement, for the Fund to purchase from the Counterparty at par and take delivery of $8,000,000 principal amount (the "Notional Amount") of United Mexican States, 9.875%, due 1/15/07. Accordingly, the Fund has off-balance sheet risk equal to the notional amount. During the term of the swap agreement, the Fund receives semi-annual fixed interest payments from the Counterparty calculated at a rate of 2.25% applied to the Notional Amount. The scheduled termination date of the swap is August 21, 2006. At September 30, 2002, the unrealized depreciation on this credit default swap contract was $381,600.

NOTE D

Distributions To Shareholders

The tax character of distributions paid during the fiscal year ended March 31, 2002 and the fiscal year ended March 31, 2001 were as follows:

                                                    2002                 2001
                                                ============         ===========
Distributions paid from:
  Ordinary income .....................         $101,219,354         $84,858,706
                                                ------------         -----------
Total taxable distributions ...........          101,219,354          84,858,706
                                                ------------         -----------
Total distributions paid ..............         $101,219,354         $84,858,706
                                                ============         ===========


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

As of March 31, 2002, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income .......................          $   2,675,442
                                                               -------------
Accumulated earnings ................................              2,675,442
Accumulated capital and other losses ................           (328,080,557)(a)
Unrealized appreciation/(depreciation) ..............             99,905,560(b)
                                                               -------------
Total accumulated earnings/(deficit) ................          $(225,499,555)
                                                               =============

(a) On March 31, 2002, the Fund had a net capital loss carryforward of $294,801,468 of which $103,516,115 expires in the year 2007, $43,184,734 expires in the year 2008, $68,859,018 expires in the year 2009 and $79,241,601 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforward, such gains will not be distributed. Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund's next taxable year. For the six months ended March 31, 2002, the Fund deferred to April 1, 2002, post October capital losses of $33,564,900 and post October currency losses of $4.

(b) The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium and market discount.

NOTE E

Capital Stock

There are 100,000,000 shares of $0.01 par value common stock authorized.

Of the 77,850,368 shares outstanding at September 30, 2002, the Adviser owned 7,200 shares. During the six months ended September 30, 2002, the Fund issued no shares in connection with the Fund's dividend reinvestment plan.

NOTE F

Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having a value at least equal to the repurchase price. "Due


-------------------------------------------------------------------------------
22 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

from broker" on the statement of assets and liabilities represents cash provided to the respective broker to collateralize reverse repurchase agreements, which is in addition to the market value of securities segregated to collateralize the reverse repurchase agreements as included in the portfolio of investments. As of September 30, 2002, the Fund had entered into the following reverse repurchase agreements:

   Amount               Broker                 Interest Rate       Maturity
===========   ==========================       =============   =================
$ 2,955,000   Morgan Stanley Dean Witter            0.00%      December 31, 2002
$ 8,682,287   Lehman Brothers                       0.10%      December 31, 2002
$ 5,535,331   J.P. Morgan Chase                     0.50%      December 31, 2002
$10,138,217   Lehman Brothers                       0.75%      December 31, 2002
$ 3,195,466   J.P. Morgan Chase                     0.75%      December 31, 2002
$ 6,120,847   Lehman Brothers                       1.25%      December 31, 2002
$12,455,697   Credit Suisse First Boston, Inc.      1.65%      December 31, 2002
$ 7,659,249   Credit Suisse First Boston, Inc.      1.65%      December 31, 2002
$12,857,787   Morgan Stanley Dean Witter            1.80%      December 31, 2002
$47,666,275   UBS Securities LLC                    1.85%      December 31, 2002
$17,650,956   J.P. Morgan Chase                     1.95%       October 7, 2002

For the six months ended September 30, 2002, the average amount of reverse repurchase agreements outstanding was approximately $86,630,361 and the daily weighted average annualized interest rate was 1.57%.

NOTE G

Concentration of Risk

Investing in securities of foreign companies and foreign governments involves special risks, which include changes in foreign exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies and the United States government.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 23

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Common Stock Outstanding Throughout Each Period

                                  Six Months
                                    Ended
                                 September 30,                            Year Ended March 31,
                                     2002        ------------------------------------------------------------------------
                                  (unaudited)      2002(a)         2001           2000           1999            1998
                                  ---------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........   $    10.58     $    10.37     $    10.83     $     8.52     $    13.82     $      13.77
                                  ---------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......          .51           1.32           1.25           1.16           1.20             1.30
Net realized and unrealized
  gain (loss) on investment
  transactions ................        (1.34)           .19           (.62)          2.29          (5.06)            1.70
                                  ---------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value from
  operations ..................         (.83)          1.51            .63           3.45          (3.86)            3.00
                                  ---------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........         (.53)         (1.30)         (1.09)         (1.10)         (1.44)           (1.42)

Tax return of capital .........           -0-            -0-            -0-          (.04)            -0-              -0-
                                  ---------------------------------------------------------------------------------------
Distributions from net
  realized gain on
  investments .................           -0-            -0-            -0-            -0-            -0-           (1.53)
                                  ---------------------------------------------------------------------------------------
Total dividends and
  distributions ...............         (.53)         (1.30)         (1.09)         (1.14)         (1.44)           (2.95)
                                  ---------------------------------------------------------------------------------------
Net asset value,
  end of period ...............   $     9.22     $    10.58     $    10.37     $    10.83     $     8.52     $      13.82
                                  =======================================================================================

Market value, end of period ...   $     8.97     $    10.32     $     9.15     $    9.188     $    9.375     $      13.75
                                  =======================================================================================
Total Return
Total investment return
  based on:(c)
  Market value ................        (8.22)%        27.02%         12.05%         11.15%        (20.95)%          26.49%
  Net asset value .............        (7.98)%        16.22%          7.73%         44.16%        (28.44)%          23.48%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............   $  717,948     $  823,753     $  807,476     $  843,390     $  651,967     $  1,029,791
Ratio to average net assets of:
  Expenses ....................         1.39%(d)       1.88%          1.90%          1.51%          1.31%            1.26%
  Expenses, excluding
    interest expense ..........         1.28%(d)       1.29%          1.28%          1.30%          1.31%            1.26%
  Net investment income .......        10.17%(d)      12.69%         11.31%         12.33%         11.89%            8.92%
Portfolio turnover rate .......           61%(d)        178%           203%           217%           262%             327%

See footnote summary on page 25.


-------------------------------------------------------------------------------
24 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

(a) As required, effective April 1, 2001, the Fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies, and began amortizing premium on debt securities for financial statement reporting purposes only. The effect of this change for the year ended March 31, 2002 was to decrease net investment income per share by $.01, increase net realized and unrealized gain on investments per share by $.01, and decrease the ratio of net investment income to average net assets from 12.74% to 12.69%. Per share, ratios and supplemental data for periods prior to April 1, 2001 have not been restated to reflect this change in presentation.

(b)   Based on average shares outstanding.

(c) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's Dividend Reinvestment Plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

(d)   Annualized.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 25

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities.

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

liquidity

The ability of an asset to be quickly converted into cash and without penalty.

sector

A group of securities that are similar with respect to maturity, type, rating, industry and/or coupon. Refers to a distinct part of the economy, for example, the technology sector.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


-------------------------------------------------------------------------------
26 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with approximately $369 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 43 of the FORTUNE 100 companies and public retirement funds in 44 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 600 investment professionals in 36 cities and 19 countries. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 9/30/02.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 27

------------------
BOARD OF DIRECTORS
------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Wayne D. Lyski, President
Kathleen A. Corbet, Senior Vice President
Paul J. DeNoon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Administrator

Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, NY 10105

Custodian

The Bank of New York
One Wall Street
New York, NY 10286

Dividend Paying Agent, Transfer Agent and Registrar

State Street Bank & Trust Company
225 Franklin Street
Boston, MA 02110-1520

Independent Auditors

Ernst & Young LLP
5 Times Square
New York, NY 10036

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

(1)   Member of the Audit Committee.

      Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

      This report, including the financial statements herein, is transmitted to the shareholders of Alliance World Dollar Government Fund II for their information. The financial information included herein is taken from the records of the Fund. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.


-------------------------------------------------------------------------------
28 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

                                                --------------------------------
                                                ALLIANCE CAPITAL FAMILY OF FUNDS
                                                --------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

U.S. Stock Funds

Growth & Income Fund
Growth Fund
Health Care Fund
Mid-Cap Growth Fund*
Premier Growth Fund
Quasar Fund
Technology Fund

AllianceBernstein Value Funds

Disciplined Value Fund
Global Value Fund
International Value Fund
Real Estate Investment Fund
Small Cap Value Fund
Utility Income Fund
Value Fund

AllianceBernstein Blended Style Series

U.S. Large Cap Portfolio

Global & International Stock Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Premier Growth Fund
The Korean Investment Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Biotechnology Portfolio
Premier Portfolio
Small Cap Growth Portfolio
Technology Portfolio

Taxable Bond Funds

Americas Government Income Trust**
Corporate Bond Portfolio
Emerging Market Debt Fund***
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Quality Bond Portfolio
U.S. Government Portfolio

Tax-Exempt Bond Funds

National
Intermediate Diversified
Insured National
Arizona
California
Intermediate California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Intermediate New York
Ohio
Pennsylvania
Virginia

Asset Allocation Funds

Balanced Shares
Conservative Investors Fund
Growth Investors Fund

Closed-End Funds

All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Southern Africa Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.

* The Alliance Fund changed its name to Alliance Mid-Cap Growth Fund on February 1, 2002.

** Alliance North American Government Income Trust changed its name to Alliance Americas Government Income Trust on March 1, 2002.

*** Alliance Global Dollar Government Fund changed its name to Alliance Emerging Market Debt Fund on March 1, 2002.


--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 29

------------------------------
SUMMARY OF GENERAL INFORMATION
------------------------------

SUMMARY OF GENERAL
INFORMATION

Shareholder Information

The daily net asset value of the Fund's shares is available from the Fund's Transfer Agent by calling (800) 426-5523. The Fund also distributes its daily net asset value (NAV) to various financial publications or independent organizations such as Lipper Analytical Services, Inc., Morningstar, Inc. and Bloomberg. Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transactions Section of different newspapers each day. The Fund's NYSE trading symbol is "AWF." Weekly comparative net asset value and market price information about the Fund is published each Monday in the Wall Street Journal, each Sunday in the New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds."

Dividend Reinvestment Plan

If your shares are held in your own name, you will automatically be a participant in the Plan unless you elect to receive cash. If your shares are held in nominee or street name through a broker or nominee who provides this service, you will also automatically be a participant in the Plan. If your shares are held in the name of a broker or nominee who does not provide this service, you will need to instruct them to participate in the Plan on your behalf or your distributions will not be reinvested. In such case, you will receive your distributions in cash.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at (800) 219-4218.


-------------------------------------------------------------------------------
30 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

NOTES



--------------------------------------------------------------------------------
                                   ALLIANCE WORLD DOLLAR GOVERNMENT FUND II o 31

NOTES



-------------------------------------------------------------------------------
32 o ALLIANCE WORLD DOLLAR GOVERNMENT FUND II

Alliance World Dollar Government Fund II
1345 Avenue of the Americas
New York, NY 10105

Alliance Capital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

WDGIISR0902